Ohio National Variable Account A
The Ohio National Life Insurance Company
ONcore Series of Variable Annuities
Supplement dated January 8, 2010
to the Prospectuses dated May 1, 2009
The following supplements and amends the prospectuses dated May 1, 2009, as may be previously supplemented:
In those states where permitted, for contracts applied for on or after January 12, 2010, we may limit your total purchase payments to the lesser of (a) for any one contract, the lesser of 150% of your initial purchase payment or $1,000,000 and (b) for all our variable annuities sold to you, or covering the life of the annuitant, $1,000,000.